NewLink Genetics Corporation Nasdaq: NLNK July 29, 2016 Second Quarter 2016 Financial Results

Agenda 2 Introduction  Jack Henneman, Executive Vice President & CFO 2016 Ongoing Priorities  Charles J. Link, Jr., M.D., Chairman, CEO & CSO Clinical Updates  Nicholas N. Vahanian, M.D., President & CMO Restructuring & Second Quarter 2016 Financial Results  Mr. Henneman

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements of NewLink Genetics that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements, within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “target,” “potential,” “will,” “could,” “should,” “seek” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about NewLink Genetics’ financial guidance for 2016; results of its clinical trials for product candidates; NewLink Genetics’ future financial performance, results of operations, cash position and sufficiency of capital resources to fund its operating requirements; and any other statements other than statements of historical fact. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that NewLink Genetics makes due to a number of important factors, including those risks discussed in “Risk Factors” and elsewhere in NewLink Genetics’ Annual Report on Form 10-K for the year ended December 31, 2015 and other reports filed with the U.S. Securities and Exchange Commission (SEC). The forward-looking statements in this presentation represent NewLink' Genetics’ views as of the date of this presentation. NewLink Genetics anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing NewLink Genetics’ views as of any date subsequent to the date of this presentation. NASDAQ: NLNK 3

4 Oncology Focused Pipeline  Two IDO pathway inhibitors in clinical development (indoximod and GDC-0919)  Research collaboration with Genentech for IDO and TDO inhibitors  Small molecule program focused on additional immuno-oncology targets Strong Scientific and Business Leadership  Executing on vision to bring immunotherapies to patients  Strategic collaborations with Genentech/Roche and Merck  Strong cash position Substantial Near-term News Flow  Multiple opportunities to validate IDO pathway inhibitor programs  Clinical updates on the indoximod program  Clinical advances from partnership with Genentech/Roche for GDC-0919 NewLink Genetics Building a Leading Immuno-Oncology Company

5  Progress and accelerate the development of indoximod  Continue Genentech and Merck alliances  Advance PTEN and Zika  Evaluate external opportunities for pipeline expansion Ongoing Priorities

NewLink Genetics' IDO Pathway Inhibitors

Clinical Development Programs

AGENT	INDICATION	DESIGN	STATUS
Indoximod	Breast cancer (metastatic)	Indoximod + taxane; **randomized**	Phase 2 Fully Enrolled
	Pancreatic cancer (metastatic)	Indoximod + gemcitabine and nab-paclitaxel	Phase 2 Currently Enrolling
	Glioblastoma multiforme	Indoximod + temozolomide	Phase 2 Currently Enrolling
	Melanoma (advanced)	Indoximod + ipilimumab and PD-1 inhibitors	Phase 2 Currently Enrolling
	Advanced NSCLC	Tergenpumatucel-L + indoximod and docetaxel	Phase 1 Currently Enrolling
GDC-0919	Solid tumors	GDC-0919	Phase 1 Currently Enrolling
	Solid tumors	GDC-0919 + atezolizumab	Phase 1b Currently Enrolling

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2016-2018 Cash Conservation Initiatives

- Wind-down HyperAcute Cellular Immunotherapy trials and manufacturing activities
- Carefully planned company-wide headcount reductions to ~130
- Consolidate/scale-back facilities footprint
- Eliminate commercialization spending
- Capital spending reduced to primarily supporting R&D needs

Conserve cash

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8 Substantial cash runway Before After Headcount ~230 ~130 Facilities 133K sq ft 66K sq ft Annual Lease Cost $1.4mm $0.8mm Clinical Trials 19 (finish 15 existing, 4 new) 4-8 Quarterly Negative Cash- flow ~$20mm ~$12 mm Quarters of Cash ~8 10+ “Before and After” Summary

Second Quarter 2016 Financial Results 9 Jack Henneman, EVP and Chief Financial Officer Strong Capital Position  Stable and reliable cash position - $160.5M at Q2 2016 / $197.8M at YE 2015  Goal and expectation to finish 2016 with two years of cash-on-hand Multiple Value Drivers Capacity for Incremental Investments  Managing spending carefully  Advantage of partnered programs  Potential for combinations of IDO pathway inhibitors  Proprietary and infectious disease initiatives  Opportunity for potentially synergistic therapies

10 Q & A